UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2005

TRANSOCEAN INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza
Houston, Texas 77046
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Annual Base Salaries

On July 13, 2005, the Executive Compensation Committee (“Committee”) of Transocean Inc. (together with its subsidiaries, unless the context requires otherwise, “Transocean,”“we,”“us” or “our”) approved the following annual base salaries to be effective July 15, 2005 for our named executive officers:

Name and Position		2005 Annual Base Salary
Robert L. Long	President and Chief Executive Officer	$750,000

Jean P. Cahuzac	Executive Vice President and Chief Operating Officer	$435,000

Gregory L. Cauthen	Senior Vice President and Chief Financial Officer	$360,000

Eric B. Brown	Senior Vice President, General Counsel and Corporate Secretary	$315,000

Barbara S. Wood (1)	Vice President and Chief Information Officer	$225,000

J. Michael Talbert (2)	Former Executive Chairman of the Board and current Non-Executive Chairman of the Board	N/A
_______________

(1)	Mrs. Wood is no longer one of our executive officers.

(2)	Mr. Talbert was our executive Chairman of the board of directors until his retirement in October 2004. After his retirement, he became our non-executive chairman.

Executive Change of Control Severance Benefit Policy

The board of directors and the executive compensation committee have, over a considerable period of time, analyzed the merits of a change of control severance policy for our senior executives. After careful consideration, the board concluded that it was in the best interest of shareholders to establish a policy applicable to a limited number of senior executives.

Effective as of July 15, 2005, the board established an executive change of control severance benefit policy for executives who are designated by the board. The policy provides for severance benefits to designated executives who, within 24 months after a change of control (as defined by the policy) are terminated for other than cause (as defined in the policy) or who leave the Company for good reason (also as defined in the policy) (with either such termination of employment referred to herein as a “Qualifying Employment Termination”). The board designated Robert L. Long, President and Chief Executive Officer, Jean P. Cahuzac, Executive Vice President and Chief Operating Officer, Eric B. Brown, Senior Vice President, General Counsel and Corporate Secretary, and Gregory L. Cauthen, Senior Vice President and Chief Financial Officer, as being eligible to receive benefits under the policy.

Under the policy, a designated executive who is subject to a Qualifying Employment Termination will be entitled to the following:

•	a cash payment for his base salary up to the date of termination;

•
a cash payment of a pro rata share of his bonus opportunity up to the date of termination at the then projected year-end rate of payout, in an amount, if any, determined by the Executive Compensation Committee in its sole discretion;

•
a cash severance payment equal to 2.99 times the sum of (a) the base salary of the executive calculated using the higher of the annual base salary in effect at the time of termination of employment or that in effect on the date of the change of control and (b) any target bonus at the 100% level for which the executive is eligible for the fiscal year in which termination occurs;

•	certain outplacement services not to exceed a cost to us of 5% of the base annual salary of the executive used to determine the severance payment described in the bullet above; and

•
certain gross-up payments for any applicable excise tax such that the net amount received would be the same as without the application of the excise tax, subject to specified limits described in the policy.

A designated executive who is subject to a Qualifying Employment Termination will also be deemed to have been terminated for our convenience for purposes of any awards under our long-term incentive plan. Currently, our performance-based option awards and our contingent restricted ordinary share awards provide that a holder of an award who is terminated for our convenience before the end of a performance period will be granted a pro rata share of the total potential award to the date of termination. Any such executive will further be assumed to have 3 additional years of age and service credits for the purposes of our supplemental retirement plan.

Under the policy, a change in control shall be deemed to have occurred in the event any of the following occurs:

(1)    a person or entity becomes the “beneficial owner,” as defined in Rule 13d-3 under the Securities Exchange Act of 1934, directly or indirectly, of 20% or more of the combined voting power of our outstanding securities, excluding any person or entity that becomes a beneficial owner in accordance with clause (A) of paragraph (3) below,

(2)    our continuing directors (including directors serving on July 15, 2005 and any new directors whose appointment or election to our board if directors or nomination for election by our shareholders was approved or recommended by a vote of at least two-thirds of the continuing directors then serving, other than a new director who assumed office in connection with an actual or threatened election contest) cease to constitute at least a majority of our board of directors,

(3)    the consummation of a scheme of arrangement, merger or consolidation of us or any direct or indirect subsidiary of ours with any other corporation, other than, (A) a scheme of arrangement, merger or consolidation resulting in our voting securities outstanding immediately prior to such scheme of arrangement, merger or consolidation continuing to represent, in combination with the ownership of any trustee or other fiduciary under our employee benefit plans, at least 65% of the combined voting securities of our company or a surviving entity or (B) a scheme of arrangement, merger or consolidation effected to implement a recapitalization or similar transaction involving us, in which no person or entity is or becomes the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of our outstanding securities (not including any securities acquired directly from us other than in connection with our acquisition of a business), or

(4)    our shareholders approve a plan of liquidation or dissolution, or an agreement for the sale of substantially all of our assets is consummated, other than a sale of substantially all of our assets to an entity of which at least 65% of the combined voting power of its voting securities is owned by our shareholders in substantially the same proportion as their ownership of our company immediately prior to such sale.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Executive Change of Control Severance Benefit Policy of Transocean Inc. Effective July 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: July 19, 2005	By:	/s/ William E. Turcotte
	Name:	William E. Turcotte
	Title:	Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Executive Change of Control Severance Benefit Policy of Transocean Inc. Effective July 15, 2005